UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 3, 2018 (November 30, 2018)

MGT Capital Investments, Inc.

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 S. Mangum Street, Suite 408 Durham, NC	27701	(914) 630-7430
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On November 30, 2018, MGT Capital Investments, Inc. (the “Company”), a Delaware corporation, and L2 Capital, LLC, a Kansas limited liability company (“L2 Capital”), entered into an amendment (the “Amendment”) to that certain Equity Purchase Agreement (the “EPA”) dated August 30, 2018. Under the EPA, the Company has the right, but no obligation, to sell from time to time at its sole discretion to L2 Capital shares of the Company’s common stock (the “Common Stock”) up to $35,000,000. The Amendment amends the aggregate value of the Common Stock that can be sold to L2 from $35,000,000 to $50,000,000. Subject to the terms of the EPA and Amendment, the Company may by notice (a “Put Notice”) delivered to L2 Capital require L2 Capital to purchase a number of shares (the “Put Shares”) of the Common Stock that is equal to the lesser of $500,000 and 200% of the average trading volume of the Common Stock in the ten trading days immediately preceding the date of such Put Notice. The Amendment and EPA provide that the Purchase Price for such Put Shares will be the lowest traded price on the Principal Market for any Trading Day during the five trading days either following or beginning on the date on which L2 Capital receives delivery of the Put Shares into its brokerage account, which period is referred to as the Valuation Period, multiplied by 95.0%. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the EPA which was filed with the Securities and Exchange Commission on August 30, 2018 on a form 8-K.

In connection with the Amendment, on December 3, 2018, the Company filed Amendment No.1 to Prospectus Supplement dated August 30, 2018 to the prospectus dated July 23, 2018 (the “Prospectus”) to reflect the changes in the Amendment.

The Company is filing an updated opinion, as Exhibit 5.1 hereto, of its counsel, Sichenzia Ross Ference LLP, regarding the validity of the shares of common stock issued pursuant to the EPA and Amendment under the Prospectus and its supplement, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibits
5.1	Opinion of Sichenzia Ross Ference LLP.
23.1	Consent of Sichenzia Ross Ference Kesner LLP (contained in Exhibit 5.1).

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT Capital Investments, Inc.

Date:	December 3, 2018	By:	/s/ Robert S. Lowrey
		Name:	Robert S. Lowrey
		Title:	Chief Financial Officer